Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Gatoff, Chief Executive Officer of Nathan’s Famous, Inc., certify that:

The quarterly report on Form 10-Q of Nathan’s Famous, Inc. for the period ended December 26, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nathan’s Famous, Inc.

By:	/s/ Eric Gatoff
Eric Gatoff
Chief Executive Officer
(Principal Executive Officer)
Date: February 4, 2022

A signed original of this written statement required by Section 906 has been provided to Nathan’s Famous, Inc. and will be retained by Nathan’s Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.